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                                                                   EXHIBIT 10.45
                                              *CONFIDENTIAL TREATMENT REQUESTED.
                         CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE COMMISSION.

                         AMENDMENT TO LEASE AGREEMENT

     This Amendment to Lease Agreement (this "Amendment") is made as of December 18, 2000, between BURLINGTON REALTY ASSOCIATES III LIMITED PARTNERSHIP, a Delaware limited partnership (the "Landlord"), and EQUINIX, INC., a Delaware corporation (the "Tenant").

                                   RECITALS

     A. Landlord and Tenant are parties to a Lease Agreement dated as of July 24, 2000 (the "Lease"), with respect to certain premises located at [*], Secaucus, New Jersey (the "Premises").

     B. Tenant is or will become a party to a Credit and Guaranty Agreement, dated as of December 20, 2000 (as it may hereafter be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among (i) Tenant and certain affiliates of Tenants as borrowers or guarantors, (ii) CIT Lending Services Corporation, as the collateral agent ("Agent"), (iii) certain banks, financial institutions and other entities listed therein, as Lenders,
(iv) Goldman Sachs Credit Partners L.P., as joint lead arranger, joint book runner and syndication agent, and documentation agent, (v) Salomon Smith Barney Inc., as joint lead arranger and joint book runner, (vi) Citicorp USA, Inc. as Administrative Agent, and (vii) certain other parties (capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement), pursuant to which the Lenders will be making certain loans (the "Loans").

     C. The Loans will be secured by, among other things, a leasehold mortgage, or deed of trust or deed to secure debt (as amended and from time to time in effect, the "Leasehold Mortgage") encumbering the interests of Tenant in and to the Premises (the "Personal Property Collateral").

     D. Landlord has consented to the Leasehold Mortgage in accordance with, and subject to, the terms and conditions set forth in that certain Consent To Mortgage Agreement dated December 19, 2000 among Landlord, Tenant and Agent.

     E. Landlord and Tenant have agreed to amend the Lease upon the terms and conditions set forth herein.


__________________________

  *CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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     NOW, THEREFORE, in consideration of the foregoing, and for good and valuable consideration, the receipt and adequacy of which are hereby conclusively acknowledged, Landlord and Tenant hereby agree as follows:

     1. Agent shall have the right but not the obligation to cure defaults under the Lease. Landlord shall endeavor to give Agent copies of any written notice sent to Tenant of any defaults by Tenant under the Lease concurrently with the Landlord's delivery of such notice of default to Tenant under the Lease, but any failure on the part of Landlord to so deliver such a notice shall not impair or affect Landlord's rights and remedies under the Lease with respect to such default by the Tenant thereunder. Agent shall have the right, but not the obligation, to cure such default at any time prior to the expiration of the Tenant's cure period with respect to such default, if any, it being expressly agreed and understood that any period within which Agent may cure a default shall run currently with (and not consecutively after) Tenant's cure period.

     2. Landlord and Tenant hereby covenant and agree that so long as the Leasehold Mortgage shall remain of record and shall not have been released, no surrender (except a surrender upon the expiration of the term of the Lease or upon a termination by Landlord pursuant and subject to the provisions of the Lease) to Landlord of the Lease, or of the Premises, or any part thereof, or any interest therein shall be valid or effective without the prior written consent of Agent.

     3. Tenant hereby agrees to reimburse Landlord (or pay directly) within thirty (30) days after request for all attorneys' fees and out-of-pocket costs incurred by Landlord in connection with the review of the Leasehold Mortgage, any consent to mortgage requested by Agent, and this Amendment.

     4. All notices to Agent under this Agreement shall be in writing and sent to Agent at its address set forth below by telefacsimile, by United States certified mail, or by reputable overnight delivery, addressed as follows:

               CIT Lending Services Corporation,
               as Collateral Agent
               c/o The CIT Group, Inc. - Structured Finance Group
               44 Whippany Road, Suite 160
               Morristown, NJ 07962-4558
               Attention: Vice-President - Credit
               Telecopier: (973) 401-6715

               Copy to:  Vice-President - Legal, John P. Sirico, II
                         Telecopier: (973) 401-6762

     5. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of New Jersey, without regard to conflicts of laws principles.

     6. Except as expressly set forth herein, all of the terms and conditions of the Lease shall remain unmodified and in full force and effect and are hereby ratified and confirmed in their entirety.

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     7.  Tenant hereby represents to Landlord that (i) to Tenant's actual knowledge, there is no default by Landlord or Tenant of any of their respective obligations under the Lease, (ii) it has full power and authority to execute this Amendment, and (iii) it has taken all action necessary to authorize the execution of this Amendment.

     8. This Amendment may be executed in counterparts with the same force and effect as if all parties signed the same document.

     9. The Lease and this Amendment contain the entire agreement of the parties hereto, and no representations, inducements, promises or agreements, oral or otherwise, between the parties, not embodied herein or therein, shall be of any force and effect.

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     IN WITNESS WHEREOF, this Amendment has been executed and delivered as of the date first set forth above.

                                 LANDLORD:


                                 BURLINGTON REALTY ASSOCIATES
                                 LIMITED PARTNERSHIP, a Delaware limited
                                 partnership

                                 By: Burlington Realty Associates
                                     Corporation, a Maryland corporation,
                                     its sole general partner

                                     By:   /s/ Janene P. Behler
                                         ---------------------------------------
                                     Name:  Janene P. Behler
                                          --------------------------------------
                                     Title:   Regional Director
                                            ------------------------------------

                                 TENANT:

                                 EQUINIX, INC., a Delaware corporation

                                     By:   /s/ Philip J. Koen
                                         ---------------------------------------
                                     Name:  Philip J. Koen
                                          --------------------------------------
                                     Title:    CFO
                                            ------------------------------------

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